PRELIMINARY  INFORMATION  STATEMENT


                                  SCHEDULE  14C
                                 (RULE  14C-101)

                INFORMATION  REQUIRED  IN  INFORMATION  STATEMENT

                            SCHEDULE  14C  INFORMATION

               INFORMATION  STATEMENT  PURSUANT  TO  SECTION  14(c)
                    OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

Filed  by  Registrant                       [X]
Filed  by  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[X]  Preliminary  Information Statement        [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by  Rule  14c-5(d)(2))
[  ]  Definitive  Information  Statement

                     GLOBAL  BOULEVARD  INTERNATIONAL,  INC.
--------------------------------------------------------------------------------
                 (Name  of  Registrant  As  Specified  in  Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  Fee  required.

[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which filing fee is calculated and state how it was determined):

     (4)  Proposed  maximum  aggregate  value  of  transaction:

     (5)  Total  fee  paid:

[  ]  Fee  paid  previously  with  preliminary  materials

[  ]  Check  box  if  any  part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

     (2)  Form,  Schedule  or  Registration  Statement  No.:

     (3)  Filing  Party:

     (4)  Date  Filed:

                      GLOBAL  BOULEVARD  INTERNATIONAL,  INC.

                               ----------------

To  Our  Stockholders:

     The purpose of this letter is to inform you that we intend to take the following action by written consent of our stockholders:

     1. To amend our Articles of Incorporation to change the name of the corporation to "THE PROJECT GROUP, INC.";

     2. To amend our Articles of Incorporation to authorize the creation of 5,000,000 shares of blank check preferred stock.

    3. To adopt a 2003 Employee Stock Option Plan and reserve up to 1,000,000 shares of common stock for issuance thereunder.

    4. To effect a one-for-two and a half (1:2.5) reverse stock split (the "Reverse Stock Split") of the our common stock.

                      OUTSTANDING  SHARES  AND  VOTING  RIGHTS

     As of the Record Date, March 27, 3003, the Company's authorized capitalization consisted of 100,000,000 shares of common stock, $.001 par value per share (the "Common Stock"), of which 55,245,000 shares were issued and outstanding as of the Record Date. Holders of a majority of our outstanding common stock owning approximately 55% of the outstanding shares of our Common Stock (the "Majority Stockholders"), have executed a written consent in favor of the actions described above. This consent will satisfy the stockholder approval requirement for the proposed action. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on April 31, 2003.

    The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

     This Information Statement will serve as written notice to stockholders pursuant to Section 2.25 of the Business Corporation Act of the State of Texas.

     WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the Majority Stockholders satisfies any applicable stockholder voting requirement of the Nevada General Corporation Law and our Articles of Incorporation and By-Laws, we are not asking for a proxy and you are not requested to send one.

     The accompanying Information Statement is for information purposes only and explains the terms of the amendment to our Amended Articles of Incorporation, the adoption of our Employee Stock Option Plan, and the Reverse Stock Split. Please read the accompanying Information Statement carefully.

                                  By  Order  of  the  Board  of  Directors,


                                  /s/  James  McCabe
                                  ----------------------------
                                  James  McCabe
                                  Chief  Executive  Officer

March  31,  2003

                      GLOBAL  BOULEVARD  INTERNATIONAL,  INC.
                              1770  St.  James  Street
                              Houston,  Texas  88056

                              ---------------------
                              INFORMATION  STATEMENT
                              ---------------------

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This Information Statement is being mailed on or about April 10, 2003 to the stockholders of record of GLOBAL BOULEVARD INTERNATIONAL, INC. (the "Company") at the close of business on March 27, 2003 (the "Record Date"). This Information Statement is being sent to you for information purposes only. No action is requested on your part.

     This Information Statement is being furnished to our stockholders to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.001. The resolutions adopted by such holders of a majority of the outstanding Common Stock (the "Majority Stockholders") give us the authority to take the following actions (collectively, the "Stockholder Resolutions"):

     1. To amend our Articles of Incorporation to change the name of the corporation to "THE PROJECT GROUP, INC.";

     2. To amend our Articles of Incorporation to authorize the creation of 5,000,000 shares of blank check preferred stock.

    3. To adopt a 2003 Employee Stock Option Plan and reserve up to 1,000,000 shares of common stock for issuance thereunder.

    4. To effect a one-for-two and a half (1:2.5) reverse stock split (the "Reverse Stock Split") of the our common stock.

     The board of directors of the Company (the "Board of Directors") has adopted resolutions authorizing: (a) To amend our Articles of Incorporation to change the name of the corporation to "THE PROJECT GROUP, INC."; (b) to amend our Articles of Incorporation to authorize the creation of 5,000,000 shares of blank check preferred stock; (c) to adopt a 2003 Employee Stock Option Plan and reserve up to 1,000,000 shares of common stock for issuance thereunder; and (d) to effect a one-for-two and a half (1:2.5) reverse stock split (the "Reverse Stock Split") of the our common stock.


                                  RESOLUTION  #1

                          CHANGE  OF  THE  COMPANY'S  NAME

GENERAL

     Article I of our Articles of Incorporation currently provides that the name of the Company is "Global Boulevard International, Inc." We have proposed an amendment, substantially in the form annexed to this Information Statement as Exhibit A (the "Articles of Amendment"), which provides for, among other things, a change in the name of the Company to "THE PROJECT GROUP, INC." The Company is changing its name in order to provide a new identity for the Company's operations and in accordance with certain terms and conditions of that certain Acquisition Agreement and Plan of Reorganization ("Acquisition Agreement"), dated March 26, 2003 by and among the Company, Pro Squared, Inc., a Texas corporation and certain selling stockholders of Pro Squared, Inc.


                                  RESOLUTION  #2
                    CREATION  OF  BLANK  CHECK  PREFERRED  STOCK

     The amendment to the Company's Certificate of Incorporation, as amended, will create 5,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Company's Certificate of Incorporation, as amended, attached as Exhibit "A" to this information statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Certificate of Incorporation as set forth in Exhibit "A."

     The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

     Subject to the provisions of the Company's Certificate of Amendment to the Certificate of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Certificate of Incorporation, as amended, would give the board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders.

     The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets. The authorization of the preferred stock is also in accordance with certain terms and conditions of the Acquisition Agreement.

     Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

     While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

     The Company intends to designate 2,500,000 shares as a class of its preferred stock ("Class A Preferred Stock") which shall be subject to the terms and conditions as set forth in a Certificate of Designation. The terms of the Class A Preferred stock will contain the terms set forth as an exhibit hereto.


                                 RESOLUTION  #  3
                  APPROVE  THE  2003  EMPLOYEE  STOCK  OPTION  PLAN

     On March 27, 2003, the majority stockholders of the Company authorized the 2003 Employee Stock Option Plan (the "2003 Employee Stock Option Plan") and authorize 1,000,000 shares of Common Stock for issuance thereunder. The following is a summary of principal features of the 2003 Employee Stock Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2003 Employee Stock Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the James McCabe, at 2133 Imperial Circle, Naples, Florida or to Craig Crawford at 1770 St. James Place, Houston, Texas 77056.

GENERAL

     The 2003 Employee Stock Option Plan was adopted by the Board of Directors on March 26, 2003. The Board of Directors has initially reserved 3,000,000 shares of Common Stock for issuance under the 2003 Employee Stock Option Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") and ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

     The 2003 Employee Stock Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2003 Employee Stock Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE
     The primary purpose of the 2003 Employee Stock Option Plan is to attract and retain the best available personnel for the Company in order to facilitate the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2003 Employee Stock Option Plan is not adopted, the Company may have greater difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

     The 2003 Employee Stock Option Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2003 Employee Stock Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

     Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least one member of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

     Members of the Board of Directors who are eligible employees are permitted to participate in the 2003 Employee Stock Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2003 Employee Stock Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2003 Employee Stock Option Plan.

ELIGIBILITY

     Under the 2003 Employee Stock Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2003 Employee Stock Option Plan.

TERMS  OF  OPTIONS

     The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

     (a) Purchase Price. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; however, Options issued during the first twelve months from March 26, 2003 shall have a minimum exercise price of $0.25 (twenty five cents) per share.

     (b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for one year after the date on which it was granted (the "Grant Date").

     (d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

          Except as otherwise provided in the 2003 Employee Stock Option Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) Termination, Modification and Amendment. The 2003 Employee Stock Option Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL  INCOME  TAX  ASPECTS  OF  THE  2003  EMPLOYEE  STOCK  OPTION  PLAN

     THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2003 EMPLOYEE STOCK OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2003 EMPLOYEE STOCK OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

     The 2003 Employee Stock Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2003 Employee Stock Option Plan.

      If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

      In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2003 Employee Stock Option Plan.

      The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS  ON  RESALE

     Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2003 Employee Stock Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.


                                  PROPOSAL  #4
                            ONE  FOR  2.5  REVERSE  SPLIT

     Pursuant to the terms of the Acquisition Agreement, on March 27, 2003, the majority stockholders of the Company authorized a Reverse Stock Split pursuant to which each 2.5 currently outstanding shares of Common Stock (the "Old Shares") would be automatically converted into one share of Common Stock (the "New Shares"). The reason for the Reverse Stock Split is to increase the per share stock price. The Company believes that if it is successful in maintaining a higher stock price, the stock will generate greater interest among professional investors and institutions. If the Company is successful in generating interest among such entities, it is anticipated that the shares of its Common Stock would have greater liquidity and a stronger investor base. No assurance can be given, however, that the market price of the New Shares will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. The New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same par value, voting rights and other rights as Old Shares. Stockholders of the Company do not have preemptive rights to acquire additional shares of Common Stock, which may be issued.

     The one for 2.5 Reverse Stock Split is being effectuated by reducing the number of issued and outstanding shares at the ratio of 2.5 for 1. Accordingly, as a result of the Reverse Stock Split, the Company will have approximately 77,902,000 authorized unissued shares, which shares may be issued in connection with acquisitions or subsequent financings. In addition, the Reverse Stock Split has potentially dilutive effects on each of the shareholders. Each of the shareholders may be diluted to the extent that any of the authorized but unissued shares are subsequently issued.

     The Reverse Stock Split will not alter any shareholder's percentage interest in the Company's equity, except to the extent that the Reverse Stock Split results in any of the Company's shareholders owning a fractional share. In lieu of issuing fractional shares, the Company will issue to any shareholder who otherwise would have been entitled to receive a fractional share as a result of the Reverse Split an additional full share of its common stock. The principal effects of the Reverse Stock Split will be that the number of shares of Common Stock issued and outstanding will be reduced from 55,245,000 to approximately 22,098,000.

     In addition, commencing with the effective date of the Reverse Stock Split, all outstanding options entitling the holders thereof to purchase shares of the Company's common stock will entitle such holders to receive, upon exercise of their options, the number of shares of the Company's common stock which such holders may purchase upon exercise of their options divided by 2.5. In addition, commencing on the effective date of the Reverse Stock Split, the exercise price of all outstanding options will be increased by 2.5 times.

     Under the Texas Business Corporation Act, the state in which the Company is incorporated, the Reverse Stock Split does not require the Company to provide dissenting shareholders with a right of appraisal and the Company will not provide shareholders with such right.

     The Company believes that the Federal income tax consequences of the reverse stock split to holders of Common Stock will be as follows:

           (i) Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

          (ii) Except as explained in (v) below, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefor.

          (iii) Except as explained in (v) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

          (iv) The conversion of the Old Shares into the new shares will produce no taxable income or gain or loss to the Company.

           (v) The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

          The Company's opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

          The state and local tax consequences of the Reverse Stock Split may vary significantly as to each shareholder, depending upon the state in which he/she resides. Shareholders are urged to consult their own tax advisors with respect to the Federal, State and local tax consequences of the Reverse Stock Split.

                             ADDITIONAL  INFORMATION

     The  Company's  annual  report  on  Form  10-KSB  for the fiscal year ended
December 31, 2002 and quarterly report on Form 10-QSB for the quarter ended September 30, 2002 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to the Company's principal offices at Global Boulevard International, Inc. Attention: James McCabe, 2133 Imperial Circle, Naples, Florida.






                          By  Order  of  the  Board  of  Directors,

                          /s/  James  McCabe

                         James  McCabe
                         Chief  Executive  Offer



Naples,  Florida
March  31,  2003

EXHIBIT  A


                            CERTIFICATE  OF  AMENDMENT
                                       TO
                          CERTIFICATE  OF  INCORPORATION
                                       OF
                         GLOBAL  BOULEVARD  INTERNATIONAL,  INC.

     The undersigned, being the President of GLOBAL BOULEVARD INTERNATIONAL, INC., a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:

     1. The name of the Corporation (hereinafter referred to as the "Corporation") is GLOBAL BOULEVARD INTERNATIONAL, INC. The Company's Articles of Incorporation were filed with the Nevada Secretary of State on April 16, 1998 under the name Registered Agents of Southern Nevada, Inc. The Amendment to the Articles of Incorporation was filed with the Nevada Secretary of State on in March 2000.

     2. The certificate of incorporation, as amended, of the Corporation is hereby amended by replacing Article First, in its entirety, with the following:

     "FIRST:  The  name  of  the  Corporation  is  "THE  PROJECT  GROUP,  INC."

     3. The certificate of incorporation, as amended, of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

     "FOURTH: (a) The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.


     The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

           Class          Par  Value          Authorized  Shares
----------------------------------------------------------------
          Common            $0.001             100,000,000
          Preferred         $0.001               5,000,000
                                               ___________
          Totals:                              105,000,000

          (b) Upon effectiveness of a one-for-2.5 reverse stock split of the Corporation's Common Stock, all issued and outstanding shares, as of the effective date, shall be consolidated to the extent that the issued and outstanding shares of Common Stock shall be reduced from 55,245,000 prior to the reverse split to 22,098,000 following the reverse stock split. All fractional shares shall be rounded up to the next whole number of shares.

     The capital of the Corporation will not be reduced under or by reason of any amendment herein certified."

     4. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's
Board of Directors and a majority of the Corporation's stockholders in accordance with the required Sections of the Nevada statutes.

     IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's
Certificate of Incorporation, as amended, to be signed by James McCabe, its President, this 27th day of March, 2003.



                              GLOBAL  BOULEVARD  INTERNATIONAL,  INC/.


                              By:  /s/  James  McCabe
                              _______________________________
                              James  McCabe,  President

EXHIBIT  B

CERTIFICATE  OF  DESIGNATIONS  OF
CLASS  A  CONVERTIBLE  PREFERRED  STOCK,
PAR  VALUE  $0.001  PER  SHARE


Pursuant  to  Section  78.1955  of  the  Nevada  Revised  Statutes


IT  IS  HEREBY  CERTIFIED  that:

       1. The name of the company (hereinafter called the "CORPORATION") is Global Boulevard International, Inc., a corporation organized and now existing under the Nevada Revised Statutes.

       2. The Articles of Incorporation of the Corporation (the "ARTICLES OF INCORPORATION") authorizes the issuance of Five Million (5,000,000) shares of preferred stock, par value $0.001 per share (the "PREFERRED STOCK"), and expressly vests in the Board of Directors of the Corporation the authority to issue any or all of said shares by resolution or resolutions and to establish the designation and number of shares to be issued.

       3. The Board of Directors of the Corporation, pursuant to the authority expressly vested in it as aforesaid, and pursuant to the provisions of Section
78.1955 of the Nevada Revised Statutes, has adopted the resolution set forth below to create a series of Preferred Stock. Pursuant to Section 78.1955, the approval of the Corporation's shareholders was not required.

       RESOLVED, THAT 2,500,000 shares of the Five Million (5,000,000) shares of Preferred Stock of the Corporation which are authorized shares as of the date of this certificate shall hereby be designated Class A Convertible Preferred Stock, par value $0.001 per share (the "CERTIFICATE"), and shall possess the rights and preferences set forth below:

1.        DIVIDENDS.

The holders of the Preferred stock shall be entitled, when and if declared by the board of directors of the corporation (the "BOARD OF DIRECTORS"), to cash dividends and distributions out of funds of the corporation legally available for that purpose (collectively, "DISTRIBUTIONS") PRO RATA and PARI PASSU with
the  holders of the Corporation's  common stock, par value   $0.001   per  share
(the   "COMMON   STOCK")   such  that,  the   Distributions   payable  on  each
issued and outstanding share of the Preferred Stock shall be equal to the amount paid on each issued and outstanding share of the Common Stock, and all Distributions shall be declared, paid and set aside ratably on the foregoing basis among the holders of the Preferred Stock and the holders of the Common Stock in proportion to the issued and outstanding shares of the Preferred Stock and the Common Stock held by them; provided however that Distributions shall be issued to the Preferred Stock holders on an as if converted basis of the Preferred Stock to Common Stock.

2.       VOTING.

       (a) The holders of the Preferred Stock shall each be entitled to vote the number of votes as if converted into common stock equal to 59.38% of the Common Stock into which such shares are to be converted pursuant to this
Section 4 of this Certificate. Except as expressly set forth in this Section 2 of this Certificate, any matter as to which the holders of Common Stock are entitled to vote shall require the affirmative vote of the holders of a majority of the issued and outstanding shares of Preferred Stock, voting as one class.

       (b) The affirmative vote of the holders of a majority of the issued and outstanding shares of the Preferred Stock voting as a separate class, shall be required to change the powers, preferences or special rights of the shares of the Preferred Stock in relation to the shares of the Common Stock.


3.       LIQUIDATION.

       (a) Upon the occurrence of a Liquidating Event (as defined below in Section 3(c) of this Certificate), whether voluntary or involuntary, the holders of the Preferred Stock and the Common Stock of all classes shall be entitled to receive, PRO RATA and PARI PASSU out of the assets of the Corporation available for distribution to its stockholders or from the net proceeds from a sale, lease, exchange or other disposition of the assets of the Corporation (in any such case, the "PROCEEDS"), as applicable, as follows: the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock and the Common Stock such that, the Proceeds distributed on account of each issued and outstanding share of the Preferred Stock shall be equal to the amount distributed on account of each issued and outstanding share of the Common Stock in proportion to the issued and outstanding shares of the Preferred Stock and the Common Stock held by them.

       (b) VALUATION. If any asset distributed to holders of the Corporation's Common Stock upon the occurrence of any Liquidating Event consists of property other than cash or securities, the value of such distribution shall be deemed to be the fair market value thereof at the time of such distribution, as determined in good faith by the Board of Directors.

       (c) LIQUIDATING EVENT. Any of the following shall be considered a "LIQUIDATING EVENT" and shall entitle the holders of the Preferred Stock and the Common Stock to receive promptly, in cash, securities or other property, those amounts specified in Section 3(a) of this Certificate and valued as provided in
Section  3(b)  of  this  Certificate:

              (i) any liquidation, dissolution or winding up of the Corporation; or

              (ii) any sale, lease, exchange or other disposition of all or substantially all the Corporation's assets.


       4. CONVERSION OF SHARES OF THE PREFERRED STOCK. Shares of the Preferred Stock shall convert into shares of the Common Stock on the basis set forth in, and subject to the limitations of, this Section 4 of this Certificate:

       (a)    CONVERSION  RATIO.

           (i) Conversion Date. The Class A preferred shares shall not be converted at any time prior to the second anniversary of the date of issuance of such Class A preferred shares (the "Conversion Date").

              (ii) Subject to and in compliance with the provisions of this Section 4, each one (1) share of the Preferred Stock shall be converted into X NUMBER of fully paid and nonassessable shares of the Common Stock so that the aggregate number of Class A preferred shares shall, when converted, equal 59.38% of the total number of shares of GBBV Common Stock outstanding on the conversion date (the "PREFERRED CONVERSION RATIO"), on a pro rata basis.

              (iii) SUBDIVISION OR COMBINATION OF THE COMMON STOCK. If the Corporation at any time or from time to time shall declare or pay any dividend on the shares of the Common Stock payable in shares of the Common Stock or in any right to acquire shares of the Common Stock, or shall effect a subdivision of the outstanding shares of the Common Stock into a greater number of shares of the shares of any class of the Common Stock (by stock split, reclassification or otherwise), or if the outstanding shares of the
Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of the Common Stock, then the Preferred Conversion Ratio in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate, such that each share of the Preferred Stock is converted into those shares of the Common Stock that represent the economic equivalent of the shares of the Common Stock into which each share of the
Preferred  Stock  was  convertible   immediately   prior  to  such  dividend,
subdivision,  combination  or  reclassification.

5.   CONVERSION  PROCEDURE.

In order for any holder of Class A Preferred Stock to convert the same into shares of Common Stock, such holder shall execute the Conversion Election on the reverse side of the certificate evidencing the Class A Preferred Stock being converted and delivering such certificate to the Corporation at its principal office, setting forth in the Conversion Election the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Conversion Election shall be deemed to be effective upon receipt by the Corporation. If the Conversion Election is received by the Corporation after 3:00 p.m. Eastern Time on any day, it shall be deemed to be received the next following business day. The Corporation shall, as soon as practicable, but not later than five business days after the date of receipt of the Conversion Election, issue and deliver to the location designated by such holder, the certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as a result of such conversion. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of the effective date of such conversion. The Corporation shall deliver to the converting holder:

     (A) a certificate or certificates representing the number of shares of the Common Stock issuable by reason of such conversion consistent with Section 4 of this Certificate; and

     (B) if a holder has requested conversion, a certificate representing any shares of the Preferred Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which have not converted.

The issuance of certificates for shares of the Common Stock upon conversion of shares of the Preferred Stock pursuant to the foregoing clause (ii) shall be made without charge to the holders of such shares of the Preferred
Stock for any issuance tax in respect thereof (so long as such certificates are issued in the name of the record holder of such shares of the Preferred Stock) or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of the Common Stock. Upon conversion of each share of the Preferred Stock, the Corporation shall take all such actions as are necessary in order to ensure that the shares of the Common Stock issuable with respect to such conversion shall be validly issued, fully paid and nonassessable, free and clear of all taxes (other than any taxes relating to any dividends paid with respect thereto), liens, charges  and  encumbrances  with  respect  to  the  issuance  thereof.

        RESERVATION OF COMMON STOCK. The Corporation shall, at all times when shares of the Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of shares of the Preferred Stock, such number of its duly authorized shares of the Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Preferred Stock.

                  IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations and Preferences as the act and deed of the corporation referenced above.

                                           /s/  James  McCabe
                                      _____________________________
                                             Name:  James  McCabe
                                             Title:  President